UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 19, 2005

Post Properties, Inc.
Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia Georgia	1-12080 0-28226	58-1550675 58-2053632

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia	30327

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 846-5000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

     At the 2005 annual meeting of shareholders of Post Properties, Inc. held on May 19, 2005, our shareholders approved the 2005 Post Properties, Inc. non-qualified employee stock purchase plan.

     Under the plan, shares of our common stock are available for purchase by eligible employees and directors. There are two six-month purchase periods each year under the plan. The first purchase period begins on January 1 and ends on June 30, and the second purchase period begins on July 1 and ends on December 31. Each purchase period under the plan is preceded by an election period during which participants may elect to participate in the plan. At the end of each purchase period, the amounts accumulated for each participant are automatically applied to purchase shares of our common stock. The purchase price of the common stock is equal to 85% of the lesser of the closing price per share of common stock on the first trading day of the purchase period or the closing price per share of common stock on the last trading day of the purchase period.

     Participants may not contribute or withhold more than $100,000 for any calendar year. We reserved 300,000 shares of our common stock for issuance under the plan, and the plan is limited to a term of ten years.

     A copy of the plan is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

10.1*	2005 Post Properties, Inc. Non-Qualified Employee Stock Purchase Plan filed as Appendix A to the 2005 proxy statement and incorporated herein by reference.

99.1	Computation of Ratio of Earnings to Fixed Charges of Post Apartment Homes, L.P.

*	Identifies a compensatory plan required to be filed.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2005

POST PROPERTIES, INC.
By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2005

POST APARTMENT HOMES, L.P. By POST GP HOLDINGS, INC., as General Partner
By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	2005 Post Properties, Inc. Non-Qualified Employee Stock Purchase Plan filed as Appendix A to the 2005 proxy statement and incorporated herein by reference.

99.1	Computation of Ratio of Earnings to Fixed Charges of Post Apartment Homes, L.P.

*	Identifies a compensatory plan required to be filed.